FirstSun Capital Bancorp Reports Second Quarter 2025 Results
Second Quarter 2025 Highlights:
•Net income of $26.4 million, $0.93 per diluted share
•Net interest margin of 4.07%
•Return on average total assets of 1.28%
•Return on average stockholders’ equity of 9.74%
•Deposit growth of 13.2%, annualized
•Loan growth of 1.4%, annualized
•25.6% noninterest income to total revenue1
Denver, Colorado – July 28, 2025 – FirstSun Capital Bancorp (“FirstSun”) (NASDAQ: FSUN) reported net income of $26.4 million for the second quarter of 2025 compared to net income of $24.6 million for the second quarter of 2024. Earnings per diluted share were $0.93 for the second quarter of 2025 compared to $0.88 for the second quarter of 2024. Adjusted net income, a non-GAAP financial measure, was $25.2 million or $0.90 per diluted share for the second quarter of 2024.
Neal Arnold, FirstSun’s Chief Executive Officer and President, commented, “Our strong results this quarter continue to demonstrate the success of our relationship-focused business model, a well-diversified business mix, and the execution of our core strategic initiatives. Performance this quarter was highlighted by exceptional deposit growth, a stable net interest margin, an increase in service fees to revenue mix to 25.6% and 12.0% earnings per share growth. While we saw higher credit costs this quarter amidst the challenging banking environment, the hard work and focus of all our teams across the organization is recognized in our results. We continue to diligently focus on credit administration and responsibly growing the business by delivering the best solutions to all our customers throughout our high growth southwestern and western market footprint.”
Second Quarter 2025 Results

Net income totaled $26.4 million, or $0.93 per diluted share, for the second quarter of 2025, compared to $23.6 million, or $0.83 per diluted share, for the prior quarter.

The return on average total assets was 1.28% for the second quarter of 2025, compared to 1.20% for the prior quarter, and the return on average stockholders’ equity was 9.74% for the second quarter of 2025, compared to 9.03% for the prior quarter.
Net Interest Income and Net Interest Margin
Net interest income totaled $78.5 million for the second quarter of 2025, an increase of $4.0 million compared to the prior quarter. Our net interest margin of 4.07% was unchanged compared to the prior quarter. Results for the second quarter of 2025, compared to the prior quarter, were primarily driven by an increase of four basis points in the yield on earning assets, offset by an increase of four basis points in the cost of interest-bearing liabilities.

1 Total revenue is net interest income plus noninterest income.

Average loans, including loans held-for-sale, increased by $199.8 million in the second quarter of 2025, compared to the prior quarter. Loan yield increased by seven basis points to 6.43% in the second quarter of 2025, compared to the prior quarter, primarily due to higher yields on new originations as compared to amortizing and maturing balances. Average interest-bearing deposits increased $247.3 million in the second quarter of 2025, compared to the prior quarter. Total cost of interest-bearing deposits increased by five basis points to 2.78% in the second quarter of 2025, compared to the prior quarter, primarily due to an increase in promotional rate money market deposits.
Asset Quality and Provision for Credit Losses
The provision for credit losses totaled $4.5 million for the second quarter of 2025 primarily due to deterioration in a couple of commercial and industrial (“C&I”) customer relationships and impacts from net portfolio downgrades, partially offset by impacts from net changes in loan portfolio balances.
Net charge-offs for the second quarter of 2025 were $13.5 million resulting in an annualized ratio of net charge-offs to average loans of 0.83%, compared to net charge-offs of $0.6 million, or an annualized ratio of net-charge offs to average loans of 0.04% for the prior quarter. Net charge-offs for the second quarter of 2025 were elevated primarily due to a write-down related to a specific customer relationship in our C&I loan portfolio.
The allowance for credit losses as a percentage of total loans was 1.28% at June 30, 2025, a decrease of 14 basis points from the prior quarter. The ratio of nonperforming assets to total assets was 0.80% at June 30, 2025, compared to 1.02% at March 31, 2025.
Noninterest Income
Noninterest income totaled $27.1 million for the second quarter of 2025, an increase of $5.3 million from the prior quarter. Mortgage banking income increased $4.2 million for the second quarter of 2025, primarily due to an increase in MSR capitalization and gain on sales, due to seasonally higher mortgage loans sold.
Other noninterest income increased $0.8 million for the second quarter of 2025, primarily due to an increase in the fair value of investments related to our deferred compensation plan.
Noninterest income as a percentage of total revenue2 was 25.6%, an increase of 3.0% from the prior quarter.
Noninterest Expense
Noninterest expense totaled $68.1 million for the second quarter of 2025, an increase of $5.4 million from the prior quarter, primarily due to an increase in salary and employee benefits of $4.4 million as a result of higher levels of variable compensation and an increase in the fair value of investments related to our deferred compensation plan.
The efficiency ratio for the second quarter of 2025 was 64.52% compared to 65.19% for the prior quarter.
Tax Rate
The effective tax rate was 20.0% for the second quarter of 2025, compared to 20.6% for the prior quarter.

2 Total revenue is net interest income plus noninterest income.

Loans
Loans were $6.5 billion at June 30, 2025 and March 31, 2025, increasing $23.1 million in the second quarter of 2025, or 1.4% on an annualized basis, primarily due to an increase of $31.0 million in residential real estate and $16.6 million in commercial and industrial, partially offset by a decrease of $26.8 million in public finance.
Deposits
Deposits were $7.1 billion at June 30, 2025 compared to $6.9 billion at March 31, 2025, an increase of $225.9 million in the second quarter of 2025, or 13.2% on an annualized basis, primarily due to growth of $191.7 million in savings and money market accounts, and $131.9 million in noninterest-bearing demand deposit accounts, partially offset by a decrease of $146.9 million in certificates of deposits.
Noninterest-bearing deposit accounts represented 24.0% of total deposits at June 30, 2025 and the loan-to-deposit ratio was 91.6% at June 30, 2025.
Capital
Capital ratios remain strong and above “well-capitalized” thresholds. As of June 30, 2025, our common equity tier 1 risk-based capital ratio was 13.78%, total risk-based capital ratio was 15.94% and tier 1 leverage ratio was 12.39%. Book value per share was $39.35 at June 30, 2025, an increase of $0.86 from March 31, 2025. Tangible book value per share, a non-GAAP financial measure, was $35.77 at June 30, 2025, an increase of $0.89 from March 31, 2025.

Non-GAAP Financial Measures
This press release (including the tables beginning on page 16) contains financial measures determined by methods other than in accordance with principles generally accepted in the United States (“GAAP”). FirstSun management uses these non-GAAP financial measures in their analysis of FirstSun’s performance and the efficiency of its operations. Management believes these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant items in the current period. FirstSun believes a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. FirstSun management believes investors may find these non-GAAP financial measures useful. These non-GAAP financial measures, however, should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Below is a listing of the non-GAAP measures used in this press release:
•Tangible stockholders’ equity to tangible assets;
•Tangible stockholders’ equity to tangible assets, reflecting net unrealized losses on HTM securities, net of tax;
•Tangible book value per share;
•Adjusted net income;
•Adjusted diluted earnings per share;
•Adjusted return on average total assets;
•Adjusted return on average stockholders’ equity;
•Return on average tangible stockholders’ equity;
•Adjusted return on average tangible stockholders’ equity;
•Adjusted total noninterest expense;
•Adjusted efficiency ratio; and
•Fully tax equivalent (“FTE”) net interest income and net interest margin.
The tables beginning on page 16 provide a reconciliation of each non-GAAP financial measure contained in this press release to the most comparable GAAP equivalent.
About FirstSun Capital Bancorp
FirstSun Capital Bancorp, headquartered in Denver, Colorado, is the financial holding company for Sunflower Bank, N.A., which operates as Sunflower Bank and First National 1870. Sunflower Bank provides a full range of relationship-focused services to meet personal, business and wealth management financial objectives, with depository branches in seven states and mortgage capabilities in 43 states. FirstSun had total consolidated assets of $8.4 billion as of June 30, 2025.
First National 1870 is a division of Sunflower Bank, N.A. To learn more, visit ir.firstsuncb.com or SunflowerBank.com
Day-Count Convention
Annualized ratios are presented utilizing the Actual/Actual day-count convention. Prior period annualized ratios have been recalculated to conform to the current presentation.

Summary Data:

	As of and for the three months ended
($ in thousands, except per share amounts)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Net interest income	$78,499	$74,478	$77,047	$76,158	$72,899
Provision for credit losses	4,500	3,800	4,850	5,000	1,200
Noninterest income	27,073	21,729	21,635	22,075	23,274
Noninterest expense	68,110	62,722	73,673	64,664	63,875
Income before income taxes	32,962	29,685	20,159	28,569	31,098
Provision for income taxes	6,576	6,116	3,809	6,147	6,538
Net income	26,386	23,569	16,350	22,422	24,560
Adjusted net income[1]	26,386	23,569	24,316	23,655	25,181
Weighted average common shares outstanding, basic	27,783,710	27,721,760	27,668,470	27,612,538	27,430,761
Weighted average common shares outstanding, diluted	28,232,319	28,293,912	28,290,474	28,212,809	28,031,956
Diluted earnings per share	$0.93	$0.83	$0.58	$0.79	$0.88
Adjusted diluted earnings per share[1]	$0.93	$0.83	$0.86	$0.84	$0.90
Return on average total assets	1.28%	1.20%	0.81%	1.12%	1.27%
Adjusted return on average total assets[1]	1.28%	1.20%	1.20%	1.18%	1.30%
Return on average stockholders' equity	9.74%	9.03%	6.22%	8.74%	10.08%
Adjusted return on average stockholders' equity[1]	9.74%	9.03%	9.24%	9.22%	10.34%
Return on average tangible stockholders' equity[1]	10.91%	10.18%	7.36%	9.94%	11.51%
Adjusted return on average tangible stockholders' equity[1]	10.91%	10.18%	10.72%	10.48%	11.79%
Net interest margin	4.07%	4.07%	4.09%	4.08%	4.04%
Net interest margin (FTE basis)[1]	4.13%	4.13%	4.15%	4.13%	4.10%
Efficiency ratio	64.52%	65.19%	74.66%	65.83%	66.42%
Adjusted efficiency ratio[1]	64.52%	65.19%	63.63%	64.16%	65.33%
Noninterest income to total revenue[2]	25.6%	22.6%	21.9%	22.5%	24.2%
Total assets	$8,435,861	$8,216,458	$8,097,387	$8,138,487	$7,999,295
Total loans held-for-sale	90,781	65,603	61,825	72,247	66,571
Total loans held-for-investment	6,507,066	6,484,008	6,376,357	6,443,756	6,337,162
Total deposits	7,100,164	6,874,239	6,672,260	6,649,880	6,619,525
Total stockholders' equity	1,095,402	1,068,295	1,041,366	1,034,085	996,599
Loan to deposit ratio	91.6%	94.3%	95.6%	96.9%	95.7%
Period end common shares outstanding	27,834,525	27,753,918	27,709,679	27,665,918	27,443,246
Book value per share	$39.35	$38.49	$37.58	$37.38	$36.31
Tangible book value per share[1]	$35.77	$34.88	$33.94	$33.68	$32.56
[1] Represents a non-GAAP financial measure. See the tables beginning on page 16 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.
[2] Total revenue is net interest income plus noninterest income.

	As of and for the six months ended
($ in thousands, except per share amounts)	June 30, 2025	June 30, 2024
Net interest income	$152,977	$143,705
Provision for credit losses	8,300	17,700
Noninterest income	48,802	46,082
Noninterest expense	130,832	125,703
Income before income taxes	62,647	46,384
Provision for income taxes	12,692	9,528
Net income	49,955	36,856
Adjusted net income[1]	49,955	39,773
Weighted average common shares outstanding, basic	27,753,098	27,224,968
Weighted average common shares outstanding, diluted	28,263,943	27,825,189
Diluted earnings per share	$1.77	$1.32
Adjusted diluted earnings per share[1]	$1.77	$1.43
Return on average total assets	1.24%	0.96%
Adjusted return on average total assets[1]	1.24%	1.04%
Return on average stockholders' equity	9.39%	7.66%
Adjusted return on average stockholders’ equity[1]	9.39%	8.27%
Return on average tangible stockholders' equity[1]	10.55%	8.85%
Adjusted return on average tangible stockholders' equity[1]	10.55%	9.53%
Net interest margin	4.07%	4.03%
Net interest margin (FTE basis)[1]	4.13%	4.09%
Efficiency ratio	64.84%	66.23%
Adjusted efficiency ratio[1]	64.84%	64.37%
Noninterest income to total revenue[2]	24.2%	24.3%
Total assets	$8,435,861	$7,999,295
Total loans held-for-sale	90,781	66,571
Total loans held-for-investment	6,507,066	6,337,162
Total deposits	7,100,164	6,619,525
Total stockholders' equity	1,095,402	996,599
Loan to deposit ratio	91.6%	95.7%
Period end common shares outstanding	27,834,525	27,443,246
Book value per share	$39.35	$36.31
Tangible book value per share[1]	$35.77	$32.56
[1] Represents a non-GAAP financial measure. See the tables beginning on page 16 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.
[2] Total revenue is net interest income plus noninterest income.

Condensed Consolidated Statements of Income (Unaudited):

	For the three months ended		For the six months ended
($ in thousands, except per share amounts)	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Total interest income	$116,921	$114,529	$227,368	$224,569
Total interest expense	38,422	41,630	74,391	80,864
Net interest income	78,499	72,899	152,977	143,705
Provision for credit losses	4,500	1,200	8,300	17,700
Net interest income after credit loss expense	73,999	71,699	144,677	126,005
Noninterest income:
Service charges on deposit accounts	2,016	2,372	4,043	4,716
Treasury management service fees	4,333	3,631	8,527	7,099
Credit and debit card fees	2,728	2,950	5,314	5,709
Trust and investment advisory fees	1,473	1,493	2,894	2,956
Income from mortgage banking services, net	13,274	11,043	22,329	20,545
Other noninterest income	3,249	1,785	5,695	5,057
Total noninterest income	27,073	23,274	48,802	46,082
Noninterest expense:
Salary and employee benefits	43,921	39,828	83,482	77,181
Occupancy and equipment	9,541	8,701	19,077	17,296
Amortization and impairment of intangible assets	578	652	1,206	1,467
Terminated merger related expenses	—	1,046	—	3,535
Other noninterest expenses	14,070	13,648	27,067	26,224
Total noninterest expense	68,110	63,875	130,832	125,703
Income before income taxes	32,962	31,098	62,647	46,384
Provision for income taxes	6,576	6,538	12,692	9,528
Net income	$26,386	$24,560	$49,955	$36,856
Earnings per share - basic	$0.95	$0.90	$1.80	$1.35
Earnings per share - diluted	$0.93	$0.88	$1.77	$1.32

	For the three months ended
($ in thousands, except per share amounts)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Total interest income	$116,921	$110,447	$116,039	$118,932	$114,529
Total interest expense	38,422	35,969	38,992	42,774	41,630
Net interest income	78,499	74,478	77,047	76,158	72,899
Provision for credit losses	4,500	3,800	4,850	5,000	1,200
Net interest income after credit loss expense	73,999	70,678	72,197	71,158	71,699
Noninterest income:
Service charges on deposit accounts	2,016	2,027	2,219	2,560	2,372
Treasury management service fees	4,333	4,194	3,982	3,748	3,631
Credit and debit card fees	2,728	2,586	2,706	2,738	2,950
Trust and investment advisory fees	1,473	1,421	1,436	1,395	1,493
Income from mortgage banking services, net	13,274	9,055	9,631	8,838	11,043
Other noninterest income	3,249	2,446	1,661	2,796	1,785
Total noninterest income	27,073	21,729	21,635	22,075	23,274
Noninterest expense:
Salary and employee benefits	43,921	39,561	38,498	39,306	39,828
Occupancy and equipment	9,541	9,536	9,865	9,121	8,701
Amortization and impairment of intangible assets	578	628	1,431	651	652
Terminated merger related expenses	—	—	8,010	1,633	1,046
Other noninterest expenses	14,070	12,997	15,869	13,953	13,648
Total noninterest expense	68,110	62,722	73,673	64,664	63,875
Income before income taxes	32,962	29,685	20,159	28,569	31,098
Provision for income taxes	6,576	6,116	3,809	6,147	6,538
Net income	$26,386	$23,569	$16,350	$22,422	$24,560
Earnings per share - basic	$0.95	$0.85	$0.59	$0.81	$0.90
Earnings per share - diluted	$0.93	$0.83	$0.58	$0.79	$0.88

Condensed Consolidated Balance Sheets as of (Unaudited):

($ in thousands)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Assets
Cash and cash equivalents	$785,115	$621,377	$615,917	$573,674	$535,766
Securities available-for-sale, at fair value	473,468	480,615	469,076	496,811	491,649
Securities held-to-maturity	34,581	34,914	35,242	35,885	36,310
Loans held-for-sale, at fair value	90,781	65,603	61,825	72,247	66,571
Loans	6,507,066	6,484,008	6,376,357	6,443,756	6,337,162
Allowance for credit losses	(82,993)	(91,790)	(88,221)	(83,159)	(78,960)
Loans, net	6,424,073	6,392,218	6,288,136	6,360,597	6,258,202
Mortgage servicing rights, at fair value	84,736	82,927	84,258	78,799	80,744
Premises and equipment, net	82,248	82,333	82,483	82,532	83,320
Other real estate owned and foreclosed assets, net	13,052	4,914	5,138	4,478	4,497
Goodwill	93,483	93,483	93,483	93,483	93,483
Core deposits and other intangible assets, net	6,228	6,806	7,434	8,866	9,517
Other assets	348,096	351,268	354,395	331,115	339,236
Total assets	$8,435,861	$8,216,458	$8,097,387	$8,138,487	$7,999,295
Liabilities and Stockholders' Equity
Liabilities:
Deposits:
Noninterest-bearing accounts	$1,706,678	$1,574,736	$1,541,158	$1,554,762	$1,562,308
Interest-bearing accounts:
Interest-bearing demand accounts	745,750	708,783	685,865	645,647	538,232
Savings and money market accounts	3,166,466	2,974,774	2,834,123	2,608,808	2,505,439
NOW accounts	52,005	39,806	45,539	41,234	42,687
Certificate of deposit accounts	1,429,265	1,576,140	1,565,575	1,799,429	1,970,859
Total deposits	7,100,164	6,874,239	6,672,260	6,649,880	6,619,525
Securities sold under agreements to repurchase	11,173	8,515	14,699	10,913	20,408
Federal Home Loan Bank advances	—	35,000	135,000	215,000	145,000
Subordinated debt, net	76,066	75,969	75,841	75,709	75,577
Other liabilities	153,056	154,440	158,221	152,900	142,186
Total liabilities	7,340,459	7,148,163	7,056,021	7,104,402	7,002,696
Stockholders' equity:
Preferred stock	—	—	—	—	—
Common stock	3	3	3	3	3
Additional paid-in capital	547,950	547,484	547,325	547,271	543,339
Retained earnings	583,105	556,719	533,150	516,800	494,378
Accumulated other comprehensive loss, net	(35,656)	(35,911)	(39,112)	(29,989)	(41,121)
Total stockholders' equity	1,095,402	1,068,295	1,041,366	1,034,085	996,599
Total liabilities and stockholders' equity	$8,435,861	$8,216,458	$8,097,387	$8,138,487	$7,999,295

Consolidated Capital Ratios as of:

	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Stockholders' equity to total assets	12.99%	13.00%	12.86%	12.71%	12.46%
Tangible stockholders' equity to tangible assets[1]	11.94%	11.93%	11.76%	11.59%	11.32%
Tangible stockholders' equity to tangible assets reflecting net unrealized losses on HTM securities, net of tax[1,2]	11.90%	11.89%	11.71%	11.56%	11.27%
Tier 1 leverage ratio	12.39%	12.47%	12.11%	11.96%	11.83%
Common equity tier 1 risk-based capital ratio	13.78%	13.26%	13.18%	13.06%	12.80%
Tier 1 risk-based capital ratio	13.78%	13.26%	13.18%	13.06%	12.80%
Total risk-based capital ratio	15.94%	15.52%	15.42%	15.25%	14.95%
[1] Represents a non-GAAP financial measure. See the tables beginning on page 16 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.
[2] Tangible stockholders’ equity and tangible assets have been adjusted to reflect net unrealized losses on held-to-maturity securities, net of tax.

Summary of Net Interest Margin:

	For the three months ended				For the six months ended
	June 30, 2025		June 30, 2024		June 30, 2025		June 30, 2024
(In thousands)	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate
Interest Earning Assets
Loans[1]	6,620,493	6.43%	6,384,709	6.63%	6,521,154	6.39%	6,349,282	6.57%
Investment securities	510,350	3.48%	523,545	3.67%	506,103	3.51%	535,252	3.48%
Interest-bearing cash and other assets	596,713	4.28%	348,509	5.28%	549,050	4.32%	294,009	5.37%
Total earning assets	7,727,556	6.07%	7,256,763	6.35%	7,576,307	6.05%	7,178,543	6.29%
Other assets	537,156		548,465		543,032		548,553
Total assets	$8,264,712		$7,805,228		$8,119,339		$7,727,096

Interest-bearing liabilities
Demand and NOW deposits	$793,461	3.26%	$621,343	3.82%	$757,282	3.23%	$585,417	3.70%
Savings deposits	401,093	0.58%	413,699	0.70%	400,948	0.58%	417,791	0.69%
Money market deposits	2,659,342	2.42%	2,092,449	2.02%	2,551,141	2.31%	2,077,885	1.98%
Certificates of deposits	1,504,235	3.76%	1,823,522	4.71%	1,525,814	3.84%	1,819,075	4.67%
Total deposits	5,358,131	2.78%	4,951,013	3.13%	5,235,185	2.76%	4,900,168	3.07%
Repurchase agreements	9,024	1.61%	16,553	1.16%	9,318	1.59%	18,904	1.11%
Total deposits and repurchase agreements	5,367,155	2.78%	4,967,566	3.12%	5,244,503	2.76%	4,919,072	3.07%
FHLB borrowings	2,308	4.72%	130,871	5.70%	15,823	4.61%	120,824	5.65%
Other long-term borrowings	76,025	6.19%	75,522	6.62%	75,966	6.31%	75,456	6.64%
Total interest-bearing liabilities	5,445,488	2.83%	5,173,959	3.24%	5,336,292	2.81%	5,115,352	3.18%
Noninterest-bearing deposits	1,587,302		1,517,560		1,559,878		1,510,134
Other liabilities	145,064		133,845		150,172		134,106
Stockholders' equity	1,086,858		979,864		1,072,997		967,504
Total liabilities and stockholders' equity	$8,264,712		$7,805,228		$8,119,339		$7,727,096

Net interest spread		3.24%		3.11%		3.24%		3.11%
Net interest margin		4.07%		4.04%		4.07%		4.03%
Net interest margin (on FTE basis)[2]		4.13%		4.10%		4.13%		4.09%
[1] Includes loans held-for-investment, including nonaccrual loans, and loans held-for-sale.
[2] Represents a non-GAAP financial measure. See the tables beginning on page 16 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.

	For the three months ended
	June 30, 2025		March 31, 2025		December 31, 2024		September 30, 2024		June 30, 2024
(In thousands)	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate
Interest Earning Assets
Loans[1]	6,620,493	6.43%	6,420,710	6.36%	6,481,701	6.51%	6,460,484	6.68%	6,384,709	6.63%
Investment securities	510,350	3.48%	501,809	3.53%	519,221	3.40%	527,241	3.60%	523,545	3.67%
Interest-bearing cash and other assets	596,713	4.28%	500,857	4.37%	491,326	4.48%	442,632	5.14%	348,509	5.28%
Total earning assets	7,727,556	6.07%	7,423,376	6.03%	7,492,248	6.16%	7,430,357	6.37%	7,256,763	6.35%
Other assets	537,156		548,976		542,862		534,740		548,465
Total assets	$8,264,712		$7,972,352		$8,035,110		$7,965,097		$7,805,228

Interest-bearing liabilities
Demand and NOW deposits	$793,461	3.26%	$720,700	3.21%	$703,087	3.45%	$657,537	3.73%	$621,343	3.82%
Savings deposits	401,093	0.58%	400,801	0.58%	404,762	0.64%	411,526	0.71%	413,699	0.70%
Money market deposits	2,659,342	2.42%	2,441,737	2.19%	2,348,328	2.23%	2,140,552	2.24%	2,092,449	2.02%
Certificates of deposits	1,504,235	3.76%	1,547,634	3.91%	1,589,721	4.08%	1,800,502	4.56%	1,823,522	4.71%
Total deposits	5,358,131	2.78%	5,110,872	2.73%	5,045,898	2.85%	5,010,117	3.14%	4,951,013	3.13%
Repurchase agreements	9,024	1.61%	9,615	1.57%	10,964	1.45%	13,528	1.29%	16,553	1.16%
Total deposits and repurchase agreements	5,367,155	2.78%	5,120,487	2.73%	5,056,862	2.85%	5,023,645	3.14%	4,967,566	3.12%
FHLB borrowings	2,308	4.72%	29,489	4.60%	121,957	5.02%	135,641	5.58%	130,871	5.70%
Other long-term borrowings	76,025	6.19%	75,907	6.43%	75,778	6.41%	75,654	6.54%	75,522	6.62%
Total interest-bearing liabilities	5,445,488	2.83%	5,225,883	2.79%	5,254,597	2.95%	5,234,940	3.25%	5,173,959	3.24%
Noninterest-bearing deposits	1,587,302		1,532,150		1,581,571		1,568,685		1,517,560
Other liabilities	145,064		155,337		152,552		141,206		133,845
Stockholders' equity	1,086,858		1,058,982		1,046,390		1,020,266		979,864
Total liabilities and stockholders' equity	$8,264,712		$7,972,352		$8,035,110		$7,965,097		$7,805,228

Net interest spread		3.24%		3.24%		3.21%		3.12%		3.11%
Net interest margin		4.07%		4.07%		4.09%		4.08%		4.04%
Net interest margin (on FTE basis)[2]		4.13%		4.13%		4.15%		4.13%		4.10%
[1] Includes loans held-for-investment, including nonaccrual loans, and loans held-for-sale.
[2] Represents a non-GAAP financial measure. See the tables beginning on page 16 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.

Deposits as of:

($ in thousands)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Consumer
Noninterest bearing deposit accounts	$426,909	$412,734	$410,303	$397,880	$414,795
Interest-bearing deposit accounts:
Demand and NOW deposits	113,415	93,675	61,987	61,929	42,903
Savings deposits	322,672	330,489	326,916	331,811	334,741
Money market deposits	1,803,348	1,600,413	1,516,577	1,333,486	1,243,355
Certificates of deposits	937,439	1,065,839	1,069,704	1,247,348	1,438,792
Total interest-bearing deposit accounts	3,176,874	3,090,416	2,975,184	2,974,574	3,059,791
Total consumer deposits	$3,603,783	$3,503,150	$3,385,487	$3,372,454	$3,474,586
Business
Noninterest bearing deposit accounts	$1,279,769	$1,162,002	$1,130,855	$1,156,882	$1,147,513
Interest-bearing deposit accounts:
Demand and NOW deposits	684,340	654,914	669,417	624,952	538,016
Savings deposits	74,448	75,132	75,422	77,744	77,931
Money market deposits	965,998	968,740	915,208	865,767	849,412
Certificates of deposits	56,930	65,420	51,131	62,187	90,189
Total interest-bearing deposit accounts	1,781,716	1,764,206	1,711,178	1,630,650	1,555,548
Total business deposits	$3,061,485	$2,926,208	$2,842,033	$2,787,532	$2,703,061
Wholesale deposits[1]	$434,896	$444,881	$444,740	$489,894	$441,878
Total deposits	$7,100,164	$6,874,239	$6,672,260	$6,649,880	$6,619,525
[1] Wholesale deposits primarily consist of brokered deposits included in our condensed consolidated balance sheets within certificates of deposits.
Balance Sheet Ratios as of:

	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Cash to total assets[1]	9.20%	7.50%	7.50%	6.90%	6.60%
Loan to deposit ratio	91.6%	94.3%	95.6%	96.9%	95.7%
Uninsured deposits to total deposits[2]	37.0%	35.2%	34.8%	32.7%	32.1%
Uninsured and uncollateralized deposits to total deposits[2]	28.3%	26.4%	25.2%	26.8%	25.5%
Wholesale deposits and borrowings to total liabilities[3]	5.9%	6.7%	8.2%	9.9%	8.4%
[1] Cash consists of cash and amounts due from banks and interest-bearing deposits with other financial institutions.
[2] Uninsured deposits and uninsured and uncollateralized deposits are reported for our wholly-owned subsidiary Sunflower Bank, N.A. and are estimated.
[3] Wholesale deposits primarily consist of brokered deposits included in our condensed consolidated balance sheets within certificates of deposits. Wholesale borrowings consist of FHLB overnight and term advances.

Loan Portfolio as of:

($ in thousands)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Commercial and industrial	$2,651,646	$2,635,028	$2,497,772	$2,527,636	$2,431,110
Commercial real estate:
Non-owner occupied	705,749	733,949	752,861	821,670	866,999
Owner occupied	662,120	679,137	702,773	700,325	660,511
Construction and land	383,969	386,056	362,677	333,457	350,878
Multifamily	134,520	85,239	94,355	95,125	94,220
Total commercial real estate	1,886,358	1,884,381	1,912,666	1,950,577	1,972,608
Residential real estate[1]	1,226,760	1,195,714	1,180,610	1,172,459	1,146,989
Public Finance	524,441	551,252	554,784	536,776	537,872
Consumer	43,080	39,096	41,345	45,267	42,129
Other	174,781	178,537	189,180	211,041	206,454
Total loans, net of deferred costs, fees, premiums, and discounts	$6,507,066	$6,484,008	$6,376,357	$6,443,756	$6,337,162
[1] Includes 1-4 family residential construction.

Asset Quality:

	As of and for the three months ended					As of and for the six months ended
($ in thousands)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Net charge-offs (recoveries)	$13,547	$631	$(462)	$1,401	$2,009	$14,178	$19,438
Allowance for credit losses	$82,993	$91,790	$88,221	$83,159	$78,960	$82,993	$78,960
Nonperforming loans, including nonaccrual loans, and accrual loans greater than 90 days past due	$54,841	$78,590	$69,050	$65,824	$62,558	$54,841	$62,558
Nonperforming assets	$67,893	$83,504	$74,188	$70,302	$67,055	$67,893	$67,055
Ratio of net charge-offs (recoveries) to average loans outstanding	0.83%	0.04%	(0.03)%	0.09%	0.13%	0.44%	0.62%
Allowance for credit losses to total loans outstanding	1.28%	1.42%	1.38%	1.29%	1.25%	1.28%	1.25%
Allowance for credit losses to total nonperforming loans	151.33%	116.80%	127.76%	126.34%	126.22%	151.33%	126.22%
Nonperforming loans to total loans	0.84%	1.21%	1.08%	1.02%	0.99%	0.84%	0.99%
Nonperforming assets to total assets	0.80%	1.02%	0.92%	0.86%	0.84%	0.80%	0.84%

Non-GAAP Financial Measures and Reconciliations:

	As of and for the three months ended					As of and for the six months ended
($ in thousands, except share and per share amounts)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Tangible stockholders’ equity to tangible assets:
Total stockholders' equity (GAAP)	$1,095,402	$1,068,295	$1,041,366	$1,034,085	$996,599	$1,095,402	$996,599
Less: Goodwill and other intangible assets
Goodwill	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)
Other intangible assets	(6,228)	(6,806)	(7,434)	(8,866)	(9,517)	(6,228)	(9,517)
Tangible stockholders' equity (non-GAAP)	$995,691	$968,006	$940,449	$931,736	$893,599	$995,691	$893,599
Total assets (GAAP)	$8,435,861	$8,216,458	$8,097,387	$8,138,487	$7,999,295	$8,435,861	$7,999,295
Less: Goodwill and other intangible assets
Goodwill	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)
Other intangible assets	(6,228)	(6,806)	(7,434)	(8,866)	(9,517)	(6,228)	(9,517)
Tangible assets (non-GAAP)	$8,336,150	$8,116,169	$7,996,470	$8,036,138	$7,896,295	$8,336,150	$7,896,295
Total stockholders' equity to total assets (GAAP)	12.99%	13.00%	12.86%	12.71%	12.46%	12.99%	12.46%
Less: Impact of goodwill and other intangible assets	(1.05)%	(1.07)%	(1.10)%	(1.12)%	(1.14)%	(1.05)%	(1.14)%
Tangible stockholders' equity to tangible assets (non-GAAP)	11.94%	11.93%	11.76%	11.59%	11.32%	11.94%	11.32%
Tangible stockholders’ equity to tangible assets, reflecting net unrealized losses on HTM securities, net of tax:
Tangible stockholders' equity (non-GAAP)	$995,691	$968,006	$940,449	$931,736	$893,599	$995,691	$893,599
Less: Net unrealized losses on HTM securities, net of tax	(4,238)	(3,803)	(4,292)	(2,852)	(3,949)	(4,238)	(3,949)
Tangible stockholders’ equity less net unrealized losses on HTM securities, net of tax (non-GAAP)	$991,453	$964,203	$936,157	$928,884	$889,650	$991,453	$889,650
Tangible assets (non-GAAP)	$8,336,150	$8,116,169	$7,996,470	$8,036,138	$7,896,295	$8,336,150	$7,896,295
Less: Net unrealized losses on HTM securities, net of tax	(4,238)	(3,803)	(4,292)	(2,852)	(3,949)	(4,238)	(3,949)
Tangible assets less net unrealized losses on HTM securities, net of tax (non-GAAP)	$8,331,912	$8,112,366	$7,992,178	$8,033,286	$7,892,346	$8,331,912	$7,892,346
Tangible stockholders' equity to tangible assets (non-GAAP)	11.94%	11.93%	11.76%	11.59%	11.32%	11.94%	11.32%
Less: Net unrealized losses on HTM securities, net of tax	(0.04)%	(0.04)%	(0.05)%	(0.03)%	(0.05)%	(0.04)%	(0.05)%
Tangible stockholders’ equity to tangible assets reflecting net unrealized losses on HTM securities, net of tax (non-GAAP)	11.90%	11.89%	11.71%	11.56%	11.27%	11.90%	11.27%

	As of and for the three months ended					As of and for the six months ended
($ in thousands, except share and per share amounts)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Tangible book value per share:
Total stockholders' equity (GAAP)	$1,095,402	$1,068,295	$1,041,366	$1,034,085	$996,599	$1,095,402	$996,599
Tangible stockholders' equity (non-GAAP)	$995,691	$968,006	$940,449	$931,736	$893,599	$995,691	$893,599
Total shares outstanding	27,834,525	27,753,918	27,709,679	27,665,918	27,443,246	27,834,525	27,443,246
Book value per share (GAAP)	$39.35	$38.49	$37.58	$37.38	$36.31	$39.35	$36.31
Tangible book value per share (non-GAAP)	$35.77	$34.88	$33.94	$33.68	$32.56	$35.77	$32.56
Adjusted net income:
Net income (GAAP)	$26,386	$23,569	$16,350	$22,422	$24,560	$49,955	$36,856
Add: Non-recurring adjustments:
Terminated merger related expenses, net of tax	—	—	5,799	1,233	621	—	2,917
Write-off of Guardian Mortgage tradename, net of tax	—	—	625	—	—	—	—
Disposal of ATMs, net of tax	—	—	1,542	—	—	—	—
Total adjustments, net of tax	—	—	7,966	1,233	621	—	2,917
Adjusted net income (non-GAAP)	$26,386	$23,569	$24,316	$23,655	$25,181	$49,955	$39,773
Adjusted diluted earnings per share:
Diluted earnings per share (GAAP)	$0.93	$0.83	$0.58	$0.79	$0.88	$1.77	$1.32
Add: Impact of non-recurring adjustments
Terminated merger related expenses, net of tax	—	—	0.21	0.05	0.02	—	0.11
Write-off of Guardian Mortgage tradename, net of tax	—	—	0.02	—	—	—	—
Disposal of ATMs, net of tax	—	—	0.05	—	—	—	—
Adjusted diluted earnings per share (non-GAAP)	$0.93	$0.83	$0.86	$0.84	$0.90	$1.77	$1.43
Adjusted return on average total assets:
Return on average total assets (ROAA) (GAAP)	1.28%	1.20%	0.81%	1.12%	1.27%	1.24%	0.96%
Add: Impact of non-recurring adjustments
Terminated merger related expenses, net of tax	—%	—%	0.28%	0.06%	0.03%	—%	0.08%
Write-off of Guardian Mortgage tradename, net of tax	—%	—%	0.03%	—%	—%	—%	—%
Disposal of ATMs, net of tax	—%	—%	0.08%	—%	—%	—%	—%
Adjusted ROAA (non-GAAP)	1.28%	1.20%	1.20%	1.18%	1.30%	1.24%	1.04%

	As of and for the three months ended					As of and for the six months ended
($ in thousands, except share and per share amounts)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Adjusted return on average stockholders’ equity:
Return on average stockholders' equity (ROACE) (GAAP)	9.74%	9.03%	6.22%	8.74%	10.08%	9.39%	7.66%
Add: Impact of non-recurring adjustments
Terminated merger related expenses, net of tax	—%	—%	2.19%	0.48%	0.26%	—%	0.61%
Write-off of Guardian Mortgage tradename, net of tax	—%	—%	0.24%	—%	—%	—%	—%
Disposal of ATMs, net of tax	—%	—%	0.59%	—%	—%	—%	—%
Adjusted ROACE (non-GAAP)	9.74%	9.03%	9.24%	9.22%	10.34%	9.39%	8.27%
Return on average tangible stockholders’ equity
Return on average stockholders’ equity (ROACE) (GAAP)	9.74%	9.03%	6.22%	8.74%	10.08%	9.39%	7.66%
Add: Impact from goodwill and other intangible assets
Goodwill	0.98%	0.94%	0.67%	0.98%	1.19%	0.97%	0.92%
Other intangible assets	0.19%	0.21%	0.47%	0.22%	0.24%	0.19%	0.27%
Return on average tangible stockholders’ equity (ROATCE) (non-GAAP)	10.91%	10.18%	7.36%	9.94%	11.51%	10.55%	8.85%
Adjusted return on average tangible stockholders’ equity:
Return on average tangible stockholders' equity (ROATCE) (non-GAAP)	10.91%	10.18%	7.36%	9.94%	11.51%	10.55%	8.85%
Add: Impact of non-recurring adjustments
Terminated merger related expenses, net of tax	—%	—%	2.45%	0.54%	0.28%	—%	0.68%
Write-off of Guardian Mortgage tradename, net of tax	—%	—%	0.26%	—%	—%	—%	—%
Disposal of ATMs, net of tax	—%	—%	0.65%	—%	—%	—%	—%
Adjusted ROATCE (non-GAAP)	10.91%	10.18%	10.72%	10.48%	11.79%	10.55%	9.53%

	As of and for the three months ended					As of and for the six months ended
($ in thousands, except share and per share amounts)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Adjusted total noninterest expense:
Total noninterest expense (GAAP)	$68,110	$62,722	$73,673	$64,664	$63,875	$130,832	$125,703
Less: Non-recurring adjustments:
Terminated merger related expenses	—	—	(8,010)	(1,633)	(1,046)	—	(3,535)
Write-off of Guardian Mortgage trade name	—	—	(828)	—	—	—	—
Disposal of ATMs	—	—	(2,042)	—	—	—	—
Total adjustments	—	—	(10,880)	(1,633)	(1,046)	—	(3,535)
Adjusted total noninterest expense (non-GAAP)	$68,110	$62,722	$62,793	$63,031	$62,829	$130,832	$122,168
Adjusted efficiency ratio:
Efficiency ratio (GAAP)	64.52%	65.19%	74.66%	65.83%	66.42%	64.84%	66.23%
Less: Impact of non-recurring adjustments
Terminated merger related expenses	—%	—%	(8.12)%	(1.67)%	(1.09)%	—%	(1.86)%
Write-off of Guardian Mortgage tradename	—%	—%	(0.84)%	—%	—%	—%	—%
Disposal of ATMs	—%	—%	(2.07)%	—%	—%	—%	—%
Adjusted efficiency ratio (non-GAAP)	64.52%	65.19%	63.63%	64.16%	65.33%	64.84%	64.37%
Fully tax equivalent (“FTE”) net interest income and net interest margin:
Net interest income (GAAP)	$78,499	$74,478	$77,047	$76,158	$72,899	$152,977	$143,705
Gross income effect of tax exempt income	1,204	1,192	1,161	1,132	1,156	2,396	2,475
FTE net interest income (non-GAAP)	$79,703	$75,670	$78,208	$77,290	$74,055	$155,373	$146,180
Average earning assets	$7,727,556	$7,423,376	$7,492,248	$7,430,357	$7,256,763	$7,576,307	$7,178,543
Net interest margin	4.07%	4.07%	4.09%	4.08%	4.04%	4.07%	4.03%
Net interest margin on FTE basis (non-GAAP)	4.13%	4.13%	4.15%	4.13%	4.10%	4.13%	4.09%

Contacts:
Investor Contact:
Ed Jacques
Director of Investor Relations & Business Development, FirstSun
Investor.Relations@firstsuncb.com

Media Contact:
Jeanne Lipson
Director of Marketing, Sunflower Bank
Jeanne.Lipson@SunflowerBank.com